UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 27, 2019

PFSweb, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28275	75-2837058
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

505 MILLENNIUM DRIVE
ALLEN, TX 75013
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(972) 881-2900
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A
(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07.    Submission of Matters of a Vote of Security Holders
On June 27, 2019, PFSweb, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders at 10:00 a.m. Central Time (the “Annual Meeting”). Only the stockholders of record as of the close of business on May 3, 2019 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, 19,413,987 shares of the Company’s common stock were issued, outstanding and entitled to vote, of which 17,563,317 shares were represented, in person or by proxy, and which constituted a quorum. The final results of the stockholder vote on each proposal brought before the Annual Meeting were as follows:

1.
The following individuals were elected as directors to serve for a one-year term expiring at the 2020 Annual Meeting, or until their successor is qualified and appointed, based upon the following votes:

Nominees	Shares Voted For	Shares Voted Against	Abstained	Broker Non-Votes
Ben Rosenzweig	14,955,489	68,161	2,530	2,537,137
Monica Luechtefeld	14,958,652	65,131	2,397	2,537,137
Michael Willoughby	14,948,082	75,621	2,477	2,537,137
Shinichi Nagakura	14,954,609	69,086	2,485	2,537,137
James F. Reilly	14,927,411	86,030	12,739	2,537,137
David I. Beatson	14,927,301	86,044	12,835	2,537,137
Peter J. Stein	14,958,414	65,324	2,442	2,537,137
Robert Frankfurt	14,958,536	64,035	3,609	2,537,137
G. Mercedes De Luca	14,955,255	68,536	2,389	2,537,137

2.	A non-binding, advisory vote on the compensation of the Named Executive Officers was approved based upon the following votes:

Shares Voted For	Shares Voted Against	Abstained	Broker Non-Votes
13,926,178	1,093,888	6,114	2,537,137

3.	The ratification of BDO USA, LLP, the Company’s independent registered public accounting firm, for the fiscal year ending December 31, 2019 was ratified based upon the following votes:

Shares Voted For	Shares Voted Against	Abstained	Broker Non-Votes
17,463,903	96,475	2,939	0

4.	A non-binding, advisory vote on the frequency of future votes on the compensation of our Named Executive Officers was approved for every year based upon the following votes:

One-Year	Two-Year	Three-Year	Abstained	Broker Non-Votes
13,744,297	222	902,311	1,034	2,871,752

The Company has considered the outcome of this advisory vote and has determined that the Company will conduct future advisory votes on named executive officer compensation every year, the next one in 2020, until the next required advisory vote on the frequency of future advisory votes on named executive officer compensation.

Item 8.01. Other Events.

On June 27, 2019, the Company issued a press release announcing the results of the Company’s Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.  The following exhibit is filed with this document:

Exhibit No.	Description
99.1	Press Release Issued June 27, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFSweb, Inc.

Dated: July 2, 2019	By:	/s/ Thomas J. Madden
Thomas J. Madden
Executive Vice President, Chief Financial and Accounting Officer